As filed with the Securities and Exchange Commission on October 25, 2001

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                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
         [_]      Preliminary Proxy Statement
         [_]      Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)   (2))
         [_]      Definitive Proxy Statement
         [X]      Definitive Additional Materials
         [_]      Soliciting Material pursuant to Rule 14a-12


                      KRUPP REALTY LIMITED PARTNERSHIP - IV
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                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required
         [_]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.
                  (1)      Title of each class of securities to which
                           transaction applies: N/A
                  (2)      Aggregate number of securities to which transaction
                           applies: N/A
                  (3)      Per unit price or other underlying value of
                           transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                  (4)      Proposed maximum aggregate value of transaction: N/A
                  (5)      Total fee paid: N/A
         [_]      Fee paid previously with preliminary materials.
         [_]      Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                  (1)      Amount Previously Paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing Party:
                  (4)      Date Filed:

October 26, 2001


                               PROXY VOTE REMINDER


                                [GRAPHIC OMITTED]


                      KRUPP REALTY LIMITED PARTNERSHIP - IV


Dear Investor:

We have not received your vote and it is imperative that we receive it before the special meeting. If you have overlooked our previous mailing, please take this time to review your proxy statement and vote your units.

Enclosed is a new proxy card for your convenience. Please sign the card and send it back to us in the return postage paid envelope provided.

If it is more convenient, you can fax the signed proxy card to us at the following fax number: (617) 423-8919.

Please contact our Investor Communications Department at 1-800-255-7877 if you have any questions or concerns regarding your investment.